U.S. Securities and Exchange Commission

                     Washington, D.C. 20549

                           Form 8-K/A

                         CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

           Date of Amended Report: September 2, 2002



                 VISTA CONTINENTAL CORPORATION
         (formerly known as Century laboratories, Inc.)

                  COMMISSION FILE NO. 2-90519

        A Delaware Corporation           EIN: 72-0510027

                   851 S. Rampart Blvd. # 150
                      Las Vegas, NV 89145

                     Telephone 702-228-2077

                        Former Address:

                          730 2nd St.
                 Santa Rosa, Calif. 95402-3588





Item 7.  Financial Statements and Exhibit









                 VISTA CONTINENTAL CORPORATION
                  (A Development Stage Company)
                    CONSOLIDATED BALANCE SHEET
                      As of March 31, 2002
                           (Restated)


ASSETS

Cash                                                           $    3,981

Prepaid rent                                            10,782
Property & equipment, net of
 $ 7,390 accumulated depreciation                            927,111
Rental houses in Las Vegas, NV, net of
 $ 14,254 accumulated deprecation                               1,253,246
Mining concessions                                                 99,275
Deposits                                                              500
                                                               ----------
                                                      $2,294,895
                                                               ===========


LIABILITIES

Accounts payable                                             $   4,949
Advance payable to an officer                                   100
Tenant security deposits                                           4,695
                                                                --------
     Total Liabilities                                            9,744
                                                                --------
Minority interest                                                 12,362

Commitments



STOCKHOLDERS' DEFICIT

Common stock, $.001 par, 75,000,000 shares
 authorized, 40,137,355 shares issued and
 outstanding                                                        39,837
 Additional paid in capital                                      3,687,095
 Deficit accumulated during the development stage               (1,454,143)
                                                               -----------
Total Stockholders' Equity                                       2,272,789
                                                               -----------
TOTAL LIABILITIES AND STOCKHOLDERS' Equity                      $2,294,895
                                                               ===========


                        VISTA CONTINENTAL CORPORATION
                    [CENTURY LABORATORIES, INC.}
                       (A Development Stage Company)
                    CONSOLIDATED STATEMENTS OF EXPENSES
      For the Six and Three month Periods ended March 31, 2002 (restated)
                and 2001 and the Period from July 1, 1988 (inception)
                              Through March 31, 2002


                                                               Inception
                         6 and    3 Mo. Ended    6 and   3 Mo. Ended       Through
                      2002       2002         2001        2001         2002
                        --------    --------    --------  --------       -----------

Mining operating
   expenses           $    77,555  $   43,450                           $   213,438
Administrative
   Expenses               317,323     169,797                             1,204,861
Depreciation                4,927       2,464                                 7,390
                          ---------   --------    -------    -------      ---------
Net loss from
   Operations            (399,805)  ( 215,711)                           (1,425,689)


Other income
 - rental house
  expenses, net of
  rental house receipts    (5,621)     (3,637)                              (26,678)
 - minority interest
  Portion of net rental
 house receipts                 56          36                                  267
 - foreign currency loss                                                    ( 2,043)
                            ---------    -------    ---------   ---------  -----------
Net loss                $( 405,370)  $(219,312)                         $(1,454,143)
                          ============ =========== =========== =========  ============

Per share, basic and diluted
 Net loss per common share     $(.01)   $ (.01)

Weighted average
   common shares
   outstanding           37,323,828 39,523,828










                        VISTA CONTINENTAL CORPORATION
                    [CENTURY LABORATORIES, INC.}
                       (A Development Stage Company)
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
             For the Six month Periods ended March 31, 2002 (restated)
              and 2001 and the Period from July 1, 1988 (inception)
                            Through March 31, 2002


                                                                            Inception
                                                                  Through
                                                    2002           2001       2002
                                                  --------      --------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net deficit accumulated during the
 development stage                             $( 405,370)                 $(1,454,143)
Adjustments to reconcile net deficit to
 net cash used in operating activities:
    Depreciation                                   12,096                       21,644
    Stock and options issued for services                                      381,510
    Loss assigned to minority interest               ( 56)                        (267)
    Increase in prepaid rent                                                   (10,782)
    Increase in accounts payable                    2,000                        4,948
    Decrease in tenant security deposits            1,350                           95
                                                  --------      ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES           ( 389,980)                  (1,056,995)
                                                   --------       -------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property & equipment                                          ( 894,501)
  Acquisition of mining concessions                                          (   9,775)
  Increase in deposits                                                (     500)
                                        ------------    ---------     ---------
                                                                   ( 904,776)
                                          ------------    ---------      --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from note payable to founder                                             100
  Contributions to capital by
   founding shareholder                            109,646                      360,962
  Sale of stock                                    270,550                 1,603,700
                                                    --------      --------    ---------
NET CASH FLOWS FROM FINANCING ACTIVITIES           380,196                    1,965,752
                                                    --------      --------    ---------

NET CHANGE IN CASH                                  (9,784)                   3,981

     Cash balance, beginning                       13,765                           0
                                                   --------        ------   --------
     Cash balance, ending                        $  3,981                     $ 3,981
                                                   ========       ========  ========

























     SIGNATURES

Pursuant  to  the  requirements  of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this report on Form 8K/A to be signed on its behalf by the undersigned, thereunto duly authorized this 10th day of September, 2002.

   VISTA CONTINENTAL CORPORATION


    /s/
    By: Bill Brooks, Chief Executive Officer and President